                                                           [logo] PIONEER


Investments(R)

Pioneer

Indo-Asia

Fund



 ANNUAL REPORT 10/31/00

 Table of Contents

-------------------------------------------------------------------------------
-





 Letter from the President                          1

 Portfolio Summary                                  2

 Performance Update                                 3

 Portfolio Management Discussion                    6

 Schedule of Investments                            9

 Financial Statements                              17

 Notes to Financial Statements                     23

 Report of Independent Public Accountants          30

 Results of Shareowner Meeting                     31

 Trustees, Officers and Service Providers          32

 The Pioneer Family of Mutual Funds                33

 Programs and Services for Pioneer Shareowners     34

 Retirement Plans from Pioneer                     36


Pioneer Indo-Asia Fund

LETTER FROM THE PRESIDENT 10/31/00



 Dear Shareowner,

-------------------------------------------------------------------------------
-

The year 2000, the last year of the old millennium, is ending on an historically unsettling note. The bewildering final days of the presidential election have come on top of a period of increased market volatility, leaving us all feeling unsettled. We at Pioneer are convinced that the market's volatility has its roots not in politics but in the signs of a slowing economy and in the sudden realization by investors that some market valuations, notably technology, had become irrational. As the new millennium unfolds we expect investors to get back to work assessing the policies of the new administration,

evaluating the prospects for a growing economy and identifying undervalued companies.



As seasoned investors we treat periods of turmoil as periods of opportunity,

looking for the few significant facts and trends that hide well behind the clutter of daily events. I think that you should do the same thing. This is a good year, and a good time of year, to evaluate your retirement program contributions, to compare a Roth IRA with a traditional IRA and to reassess your investment allocations in light of current market conditions. A successful investment program requires not only money, but time and planning. Your investment professional is your best guide to making these important decisions.







An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Investment

Management became a wholly owned subsidiary of UniCredito Italiano S.p.A., one of Italy's largest and most successful banking groups. All of UniCredito's investment operations will be combined to form Pioneer Global Asset Management

S.p.A., which will manage over $110 billion for global individual and institutional clients. The new Pioneer Global will bring to Pioneer greater analytical resources that complement our investment skills, reinforcing

Pioneer's tradition of fundamental investment analysis and sound long-term portfolio management. We believe fund shareowners, will benefit from this merger.



All of us at Pioneer Investments appreciate your decision to invest with us and look forward to helping you reach your financial goals.



Sincerely,





[GRAPHIC OMITTED]







David Tripple

President

Pioneer Investment Management, Inc.

Pioneer Indo-Asia Fund

PORTFOLIO SUMMARY 10/31/00



 Portfolio Diversification

-------------------------------------------------------------------------------
-

(As a percentage of total investment portfolio)





[GRAPHIC OMITTED]







 Geographical Distribution

-------------------------------------------------------------------------------
-





(As a percentage of equity holdings) [GRAPHIC OMITTED]







 10 Largest Holdings

--------------------------------------------------------------------------------
(As a percentage of equity holdings)




  1.     Hutchinson Whampoa Ltd.                       5.44%

  2.    Samsung Electronics Co.                        4.30

  3.     Taiwan Semiconductor Manufacturing Co.        4.05

  4.    Cheung Kong Holdings Ltd.                      3.75

  5.     China Mobile Ltd.                             3.70

  6.    Development Bank of Singapore Ltd.             2.86

  7.     SK Telecom Co., Ltd. (A.D.R.)                 2.56

  8.    United Microelectronic Corp., Ltd.             2.51

  9.     Sun Hung Kai Properties Ltd.                  2.14

 10.    Wharf Holdings Ltd.                            2.11




Fund holdings will vary for other periods.

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS A SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 9.38     $ 11.05








Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund at public offering price, compared to the growth of the MSCI All-Country Asia Free (Ex-Japan) Index.



































Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.





\^ Index comparison begins 6/30/94. The Morgan Stanley Capital International

(MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged,

capitalization-weighted measure of securities trading in China, Hong Kong,

India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri
Lanka,

Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.





Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.






3







         Average Annual Total Returns

           (As of October 31, 2000)

                  Net Asset    Public Offering

Period              Value          Price*


 Life of Fund

 (6/23/94)         -3.13%       -4.02%

 5 Years           2.06         0.85

 1 Year           -15.11       -19.97




* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.





[GRAPHIC OMITTED]







        Pioneer Indo-Asia Fund*

        MSCI All-Country Asia Free

            (Ex-Japan) Index


$7,702


$7,018

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS B SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 8.94     $ 10.62








Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia

Free (Ex-Japan) Index.



































Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.





\^ Index comparison begins 6/30/94. The Morgan Stanley Capital International

(MSCI) All-Country Asia Free (Ex-Japan) Index is an unmanaged,

capitalization-weighted measure of securities trading in China, Hong Kong,

India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Sri
Lanka,

Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.





Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.





4







      Average Annual Total Returns

        (As of October 31, 2000)

                      If          If

Period               Held      Redeemed*


 Life of Fund

 (6/23/94)         -3.87%       -3.87%

 5 Years           1.28         1.09

 1 Year           -15.82       -19.19




* Reflects deduction of the maximum

     applicable contingent deferred sales

     charge (CDSC) at the end of the

     period and assumes reinvestment

     of distributions. The maximum CDSC

     of 4% declines over six years.





[GRAPHIC OMITTED]







        Pioneer Indo-Asia Fund*

        MSCI All-Country Asia Free

              (Ex-Japan) Index


$7,778


$7,018

Pioneer Indo-Asia Fund

PERFORMANCE UPDATE 10/31/00                            CLASS C SHARES



 Share Prices and Distributions

-------------------------------------------------------------------------------
-





Net Asset Value

per Share        10/31/00   10/31/99


                 $ 8.84     $ 10.50








Distributions per Share   Income      Short-Term      Long-Term

(10/31/99 - 10/31/00)     Dividends   Capital Gains   Capital Gains


                              -             -               -




 Investment Returns

-------------------------------------------------------------------------------
-

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Indo-Asia Fund, compared to the growth of the MSCI All-Country Asia

Free (Ex-Japan) Index.



































Prior to October 1, 1998, the Fund was named Pioneer India Fund and primarily invested in securities of Indian issuers.





The Morgan Stanley Capital International (MSCI) All-Country Asia Free

(Ex-Japan) Index is an unmanaged, capitalization-weighted measure of securities trading in China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan,

Philippines, Singapore, Sri Lanka, Taiwan and Thailand; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the

Index.





Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.






5







     Average Annual Total Returns

       (As of October 31, 2000)

                     If          If

Period              Held      Redeemed*


 Life of Fund

 (1/31/96)         2.53%       2.53%

 1 Year           -15.81      -15.81






     * Assumes reinvestment of distribu-tions. The 1% contingent deferred sales charge (CDSC) applies to

     investments sold within one year

     of purchase.





[GRAPHIC OMITTED]







        Pioneer Indo-Asia Fund*

        MSCI All-Country Asia Free

              (Ex-Japan) Index


$11,261






$6,246

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/00



For the fiscal year ended October 31, 2000, Pioneer Indo-Asia Fund's Class
A, B

and C shares delivered total returns at net asset value of -15.11%, -15.82% and

-15.81% respectively. This performance surpasses the -21.11% return for the

MSCI All-Country Asia Free (ex- Japan) Index for the same period.



In the following discussion, the portfolio management team of Mark Madden,

Manish Modi and Paul Cloonan address the factors impacting the Fund's performance and the outlook for the Asian markets (excluding Japan).





Q: What is your investment strategy?





A:  Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and selling at a discount to our estimation of fair value. We look for companies that are well-positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various Asian countries, sectors and companies while emphasizing stocks that are attractively valued.





Q: What factors influenced the performance of the Asian equity markets in the year ended October 31, 2000?





A:  Despite the continued improvement in most Asian economies, Asian equity markets experienced dramatic corrections this year due to a number of factors. Most significant among these factors were the concerns related to rising interest rates and slowing growth in the United States. These concerns, along with rising oil prices, contributed to global equity market weakness. Asian equity markets reacted negatively to the potential for a slowdown in exports caused by weaker demand from the United States and Europe. Political uncertainty also contributed to equity market weakness in some Asian countries as elections approached or new leadership assumed power.

Pioneer Indo-Asia Fund





    We believe that Asian equity markets already reflect these risks and that prices of many stocks have reached attractively low levels. In some cases,

    valuations have approached those last seen during the worst of the Asian crisis in 1998. In our view, this market reaction is an opportunity to buy stocks at undervalued prices. We believe that the market is not properly reflecting the substantial improvements in many Asian companies, economies and financial systems that have been made since 1998. The structural and cyclical improvements that have occurred in the last two years have reduced many of the risks of investing in Asia while the prospects for growth have improved. We are, therefore, optimistic that performance of the Asian equity markets will improve.





Q: How are the Asian economies performing this year?





A:  All of the major countries in Asia returned to positive growth in 1999 after experiencing very difficult economic conditions during the Asian crisis of 1997-98. The economic recovery is continuing this year. South

    Korea, China, Taiwan, India, Malaysia and Singapore are showing the strongest economic activity with growth rates expected to be more than 6%

    this year. We expect the positive growth trends to continue next year, as we expect that Asia (excluding Japan) once again will become one of the fastest growing regions in the world. In addition to strong growth,

    inflation and interest rates in Asia are relatively low, providing a good environment for equity investing.





    Today, Asian economies are counter-cyclical to the U.S. economy. While the current 10-year expansion of the U.S. economy may be losing momentum,

    Asian economies are entering their second year of recovery from the recession that was brought on by the Asian currency crisis of 1997-98.

    Consumer demand has been depressed for the last few years and should recover in the years ahead. In addition, Asia's favorable demographics with its young and growing populations, high savings rates, improved manufacturing expertise and strengthened financial systems provide a good foundation for economic growth and attractive investment opportunities over the next few years.

Pioneer Indo-Asia Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/00                           (continued)



Q: What is your outlook?





A:  The leading indicators show that the U.S. economy is beginning to decelerate, which should take pressure off the Federal Reserve to increase interest rates. If this trend holds, Asian equity markets could benefit,

    as long as the slowdown in the United States is not much worse than expected. The uncertainty related to U.S. monetary policy has worked against the performance of Asian equity markets this year. As those uncertainties are resolved investors will refocus on the positive trends in Asian economies such as strong growth, stable inflation rates and relatively low interest rates. Valuation levels of Asian stocks are attractive, and the earnings outlook for Asian businesses is strong;

    accordingly, we are optimistic about the prospects for favorable investment performance in the coming year.













































Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability.

However, we feel confident that the long-term prospects invite serious consideration.

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00







   Shares                                                             Value


              PREFERRED STOCKS - 0.9%

681,600       Siam Commercial Bank*                           $  282,645

                                                              ----------

              Total Preferred Stock

              (Cost $558,255)                                 $  282,645

                                                              ----------

              COMMON STOCKS - 99.0%

              Basic Materials - 1.5%

              Chemicals (Specialty) - 0.4%

685,000       Yizheng Chemical Fibre Co., Ltd.                $  124,721

                                                              ----------

              Construction (Cements & Aggregates) - 0.3%

  9,800       Siam Cement Public Co., Ltd.*                   $   92,188

                                                              ----------

              Metals Mining - 0.8%

924,000       Yanzhou Coal Mining (Class H)                   $  245,839

                                                              ----------

              Total Basic Materials                           $  462,748

                                                              ----------

              Capital Goods - 2.4%

              Electrical Equipment - 0.5%

 75,000       Bharat Heavy Electricals Ltd.*                  $  164,185

                                                              ----------

              Engineering & Construction - 0.6%

120,000       Cheung Kong Infrastructure Holdings             $  186,178

                                                              ----------

              Manufacturing (Diversified) - 0.4%

 25,000       Grasim Industries Ltd.                          $  108,496

                                                              ----------

              Trucks and Parts - 0.9%

 60,000       Escorts Ltd.                                    $   92,283

 56,595       Larsen and Tourbo Ltd.                             178,985

    405       Larsen and Tourbo Ltd. (Bonus Shares)                1,281

                                                              ----------

                                                              $  272,549

                                                              ----------

              Total Capital Goods                             $  731,408

                                                              ----------

              Communication Services - 20.0%

              Cellular/Wireless Telecommunications - 14.6%

178,000       China Mobile Ltd.*                              $1,146,878

 13,400       China Mobile Ltd. (A.D.R.)*                        413,725

136,000       Hutchison Whampoa Ltd.                           1,687,139

 31,600       SK Telecom Co., Ltd. (A.D.R.)                      791,975

 12,000       Taiwan Cellular Corp.*                              25,077

269,000       Technology Resources Industries Bhd.               218,032




The accompanying notes are an integral part of these financial statements.
9

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







   Shares
Value


              Cellular/Wireless Telecommunications - (continued)

  42,000      Total Access Communication Ltd.*                    $  133,560

 138,000      United Communications Industry Ltd.                    100,341

                                                                  ----------

                                                                  $4,516,727

                                                                  ----------

              Telecommunications (Long Distance) - 1.0%

 158,000      Asia Satellite Telecommunications Holdings Ltd.     $  320,092

                                                                  ----------

              Telephone - 4.4%

  12,800      Korea Telecom Corp.                                 $  472,000

  90,000      Pacific Century Cyberworks                              69,240

  10,600      Philippine Long Distance Telephone Co. (A.D.R.)        164,300

  34,500      PT Indosat Indonesian Satellite Corp. (A.D.R.)         243,656

  65,176      Telekomunik Indonesia (A.D.R.)                         342,174

   8,700      Videsh Sanchar Nigam Ltd. (A.D.R.)                      64,163

                                                                  ----------

   2,900      Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)               21,206

                                                                  ----------

                                                                  $1,376,739

                                                                  ----------

              Total Communication Services                        $6,213,558

                                                                  ----------

              Consumer Cyclicals - 8.3%

              Auto Parts & Equipment - 1.0%

  12,500      Halla Climate Control Co.                           $  295,604

                                                                  ----------

              Automobiles - 0.4%

  27,000      Mahindra & Mahindra Ltd.                            $   73,833

  14,000      Mahindra & Mahindra Ltd. (G.D.R.)                       38,500

                                                                  ----------

                                                                  $  112,333

                                                                  ----------

              Leisure Time (Products) - 0.6%

 150,000      Berjaya Sports Toto Bhd.                            $  197,368

                                                                  ----------

              Publishing (Newspapers) - 2.4%

  14,200      Singapore Press Holdings                            $  202,938

 630,000      South China Morning Post Ltd.                          432,171

  33,500      Star Publications Inc.                                 105,789

                                                                  ----------

                                                                  $  740,898

                                                                  ----------

              Retail (Deptartment Stores) - 0.4%

   3,000      Shinsegae Department Store Co.                      $  138,198

                                                                  ----------

              Retail (General Merchandise) - 0.8%

   2,500      LG Home Shopping Inc.                               $  150,330

   4,400      39Shopping Corp.                                        84,132

                                                                  ----------

                                                                  $  234,462

                                                                  ----------




10    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                             Value


              Retail (Specialty Apparel) - 0.5%

  250,000     Giordano International Ltd.                     $  146,653

                                                              ----------

              Retail (Specialty) - 0.1%

  130,548     CCT Multimedia Holdings Ltd.                    $    4,068

                                                              ----------

              Services (Advertising/Marketing) - 0.9%

    2,200     Cheil Communications, Inc.                      $  141,187

    4,450     LG AD Inc.                                         140,444

                                                              ----------

                                                              $  281,631

                                                              ----------

              Services (Commercial & Consumer) - 0.5%

   10,500     ASE Test Ltd.*                                  $  162,094

      251     Hansol CSN                                             585

                                                              ----------

                                                              $  162,679

                                                              ----------

              Textiles (Home Furnishings) - 0.7%

  281,366     Far Eastern Textile Ltd.                        $  231,714

                                                              ----------

              Total Consumer Cyclicals                        $2,545,608

                                                              ----------

              Consumer Staples - 6.3%

              Broadcasting (Television/Radio/Cable) - 2.2%

  225,800     ABS-CBN Broadcasting Corp. (A.D.R.)*            $  174,371

2,811,000     Benpres Holdings Corp.*                            140,138

   70,000     Television Broadcasts Ltd.                         383,254

                                                              ----------

                                                              $  697,763

                                                              ----------

              Distributors (Food & Health) - 1.0%

  112,000     Li & Fung Ltd.                                  $  208,232

  254,000     Ng Fung Hong Ltd.                                  112,361

                                                              ----------

                                                              $  320,593

                                                              ----------

              Entertainment - 0.8%

  127,000     Tanjong PLC                                     $  237,289

                                                              ----------

              Foods - 0.6%

    6,000     Cheil Jedang Corp.                              $  175,648

                                                              ----------

              Personal Care - 0.2%

   17,500     Hindustan Lever Ltd.                            $   66,403

                                                              ----------

              Restaurants - 0.8%

  185,000     Kentucky Fried Chicken Bhd.                     $  245,855

                                                              ----------

              Retail Stores (Food Chains) - 0.7%

   71,702     President Chain Store Corp.                     $  204,228

                                                              ----------

              Total Consumer Staples                          $1,947,779

                                                              ----------




The accompanying notes are an integral part of these financial statements.
11

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







   Shares
Value


               Energy - 0.9%

               Oil & Gas (Refining & Marketing) - 0.5%

   71,800      Hindustan Petroleum Corp. Ltd.                      $  163,924

                                                                   ----------

               Oil (International Integrated) - 0.4%

  870,000      Sinopec Zhenhai Refining and Chemical Co., Ltd.     $  120,477

                                                                   ----------

               Total Energy                                        $  284,401

                                                                   ----------

               Financial - 25.7%

               Banks (Major Regional) - 8.3%

  527,626      Bank Sinopac*                                       $  219,712

   50,500      Dao Heng Bank Group Ltd.                               255,122

   75,193      Development Bank of Singapore Ltd.                     886,235

    5,590      Housing & Commercial Bank, Korea                       134,406

   13,650      Kookmin Bank                                           156,000

   52,100      Malayan Bank Bhd.                                      208,400

  842,000      National Finance Public Co., Ltd.*                      93,747

   13,500      Shinhan Bank                                           135,297

   32,752      United Overseas Bank Ltd.                              242,428

   75,000      Wing Hang Bank Ltd.                                    228,876

                                                                   ----------

                                                                   $2,560,223

                                                                   ----------

               Banks (Money Center) - 0.5%

1,980,000      PT Lippo Bank (Certificate of Entitlement)*         $       --

  260,512      United World Chinese Commercial Bank                   169,373

                                                                   ----------

                                                                   $  169,373

                                                                   ----------

               Banks (Regional) - 0.2%

   13,400      ICICI Bank Ltd. (A.D.R.)*                           $   63,650

                                                                   ----------

               Financial (Diversified) - 14.6%

  100,000      Bank of East Asia                                   $  226,311

  105,000      Cheung Kong Holdings Ltd.                            1,161,207

   66,000      City Developments Inc.                                 304,390

  135,000      Great Eagle Holdings Ltd.                              193,871

   40,000      Henderson Land Development Company Ltd.                172,330

   20,000      Housing Development Finance Corp., Ltd.                201,025

   15,000      HSBC Holdings Plc                                      208,681

  550,400      New World China Land Ltd.*                             176,433

   75,000      New World Development Co., Ltd.                         88,954

   80,300      Sun Hung Kai Properties Inc.                           664,104




12    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                            Value


              Financial (Diversified) - (continued)

  76,000      Swire Pacific Ltd.                             $  468,727

 321,000      Wharf Holdings Ltd.                               654,430

                                                             ----------

                                                             $4,520,463

                                                             ----------

              Insurance (Property/Casualty) - 1.5%

 251,272      Cathay Life Insurance Co.                      $  451,201

                                                             ----------

              Investment (Bank & Brokerage) - 0.6%

 176,000      Arab Malaysian Merchant Bank Holdings Bhd.     $  197,305

                                                             ----------

              Total Financial                                $7,962,215

                                                             ----------

              Healthcare - 1.8%

              Biotechnology - 0.2%

   2,000      Dr. Reddy's Laboratories, Ltd.                 $   59,853

                                                             ----------

              Healthcare (Drugs & Major Pharmaceuticals) - 1.6%

  17,000      E. Merck Ltd.                                  $  135,779

  15,500      Hoechst Marion Roussel Ltd.                       147,158

  15,050      Ranbaxy Laboratories Ltd.                         224,055

                                                             ----------

                                                             $  506,992

                                                             ----------

              Total Healthcare                               $  566,845

                                                             ----------

              Technology - 30.0%

              Communications Equipment - 1.5%

  13,500      China Unicom Ltd. (A.D.R.)                     $  276,750

  90,000      China Unicom Ltd.                                 180,600

                                                             ----------

                                                             $  457,350

                                                             ----------

              Computer (Hardware) - 5.2%

  86,250      Acer Inc.                                      $   71,563

  18,000      Compeq Manufacturing Co., Ltd.                     67,988

  10,628      Samsung Electronics Co.                         1,331,420

  65,000      Synnex Technology International Corp.             136,842

                                                             ----------

                                                             $1,607,813

                                                             ----------

              Computer (Peripherals) - 0.0%

     165      Korea Data System*                             $      397

                                                             ----------

              Computer (Software & Services) - 6.5%

  14,538      BFL Software Ltd.*                             $  118,722

  10,000      HCL Technologies Ltd.*                            253,933

 381,000      Informatics Holdings Ltd.                         177,885

   3,200      Infosys Technologies Ltd.*                        489,744




The accompanying notes are an integral part of these financial statements.
13

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)







  Shares                                                              Value


             Computer (Software & Services) - (continued)

    400      Mastek Ltd.                                      $    5,662

  5,600      Mastek Ltd. (New Shares)                             79,263

 19,050      NIIT Ltd.                                           641,222

 38,000      Satyam Computer Services Ltd.                       242,139

    645      Sunevision Holdings*                                    316

                                                              ----------

                                                              $2,008,886

                                                              ----------

             Electronics (Component Distributors) - 3.0%

 68,320      Asustek Computer Inc.                            $  340,542

  3,500      L.G. Electronics                                     48,769

311,532      Phoenixtec Power Co., Ltd.                          261,378

  1,500      Samsung Electronics Co. (G.D.R.)                    111,000

 17,000      Venture Manufacturing Ltd.                          164,550

                                                              ----------

                                                              $  926,239

                                                              ----------

             Electronics (Instrumentation) - 1.6%

135,000      Elec & Eltek International Co., Ltd.             $  376,650

152,700      Yageo Corp.*                                        117,243

                                                              ----------

                                                              $  493,893

                                                              ----------

             Electronics (Semiconductors) - 11.8%

163,060      Advanced Semiconductor Engineering               $  187,292

 35,000      Ambit Microsystems Corp.                            162,539

  4,100      Chartered Semiconductor (A.D.R.)*                   190,650

 41,200      Hana Microelectronics Public Co., Ltd.              102,040

 74,080      Hon Hai Precision Industry                          387,601

 43,250      Hyundai Electronics Industry*                       265,774

 30,000      Siliconware Precision Industries Co., Ltd.*         120,000

414,147      Taiwan Semiconductor Manufacturing Co.*           1,256,546

441,000      United Microelectronics Corp., Ltd.                 778,235

 10,000      United Microelectronics Corp., Ltd. (A.D.R.)        113,750

 12,000      Winbond Electronics Corp. (G.D.R.)                  117,000

                                                              ----------

                                                              $3,681,427

                                                              ----------

             Services (Computer Systems) - 0.2%

 30,000      Mercuries Data Systems Ltd.*                     $   46,904

                                                              ----------

             Services (Data Processing) - 0.2%

 28,000      Shinawatra Computer Co., Plc                     $   83,345

                                                              ----------

             Total Technology                                 $9,306,254

                                                              ----------




14    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund









   Shares                                                              Value


               Transportation - 0.8%

               Railroads - 0.5%

   97,000      Malaysia International Shipping Bhd.           $   171,026

                                                              -----------

               Shipping - 0.3%

  440,000      Far Eastern Silo & Shipping Corp.              $    87,183

                                                              -----------

               Total Transportation                           $   258,209

                                                              -----------

               Utilities - 1.3%

               Electric Companies - 0.5%

   13,200      Korea Electric Power Co. (A.D.R.)              $   160,875

                                                              -----------

               Natural Gas - 0.8%

  188,740      Hong Kong & China Gas Co., Ltd.                $   238,375

                                                              -----------

               Total Utilities                                $   399,250

                                                              -----------

               Total Common Stocks

               (Cost $36,167,588)                             $30,678,275

                                                              -----------

               WARRANTS - 0.1%

1,980,000      PT Lippo Bank TBK, 4/15/02*                    $         -

  217,500      PT Pan Indonesia Bank TBK, 7/8/02*                     881

  104,600      Siam Commercial Bank, 5/10/02*                       7,606

   56,211      TelecomAsia Foreign Corp. Public Co. Ltd.*          18,616

                                                              -----------

               Total Warrants

               (Cost $33,223)                                 $    27,103

                                                              -----------

               TOTAL INVESTMENTS IN SECURITIES - 100%

               (Cost $36,759,066) (a)(b)(c)                   $30,988,023

                                                              ===========








The accompanying notes are an integral part of these financial statements.
15

Pioneer Indo-Asia Fund

SCHEDULE OF INVESTMENTS 10/31/00                                   (continued)



*   Non-income producing security.





144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2000, the value of these securities amounted to $21,206 or 0.07% of total net assets.





(a)  Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:









     Hong Kong                         32.0%

     Taiwan                            18.9

     South Korea                       15.1

     India                             11.9

     Singapore                          8.1

     Malaysia                           5.3

     Thailand                           2.9

     Peoples Republic of China          2.4

     Indonesia                          1.9

     Philippines                        1.5

                                      -----

                                      100.0%

                                      =====








 (b) At October 31, 2000, the net unrealized gain on investments based on cost for federal

     income tax purposes of $36,819,404 was as follows:

 Aggregate gross unrealized gain for all investments in which there is an excess of value over tax cost
$ 3,330,033

 Aggregate gross unrealized loss for all investments in which there is an excess of tax cost over value
(9,161,414)


-----------

 Net unrealized loss
$(5,831,381)


===========




(c)  At October 31, 2000, the Fund had a capital loss carryforward of

       $4,891,082 which will expire in 2006 if not utilized.





Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2000 aggregated $53,701,940 and $50,800,246,

respectively.





16    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

BALANCE SHEET 10/31/00







ASSETS:

   Investment in securities, at value (cost $36,759,066)           $
30,988,023

   Cash                                                                593,131

   Foreign currencies, at value                                        378,699

   Receivables -

   Investment securities sold                                          446,935

   Fund shares sold                                                    435,491

   Forward foreign currency settlement hedge contracts - ne  t               1

   Dividends, interest and foreign taxes withheld                       95,334

   Other                                                                37,603


------------

   Total assets                                                    $32,975,217


------------

LIABILITIES:

   Payables -

   Investment securities purchased                                 $   941,487

   Fund shares repurchased                                              43,381

   Reserve for repatriation tax                                         61,018

   Due to affiliates                                                    86,135

   Accrued expenses                                                    139,629


------------

   Total liabilities                                               $ 1,271,650


------------

NET ASSETS:

   Paid-in capital                                                 $42,488,885

   Accumulated net realized loss on investments and foreign

     currency transactions
(4,951,419)

   Net unrealized loss on investments (including reserve for

     repatriation taxes of $61,018)
(5,832,061)

   Net unrealized loss on forward foreign currency contracts

     and other assets and liabilities denominated in

     foreign currencies
(1,838)


------------

   Total net assets                                                $31,703,567


============

NET ASSET VALUE PER SHARE:

   Class A (based on $18,164,040/1,936,651 shares)                 $      9.38


============

   Class B (based on $10,322,287/1,154,691 shares)                 $      8.94


============

   Class C (based on $3,217,240/363,815 shares)                    $      8.84


============

MAXIMUM OFFERING PRICE:

   Class A                                                         $      9.95


============









The accompanying notes are an integral part of these financial statements.
17

Pioneer Indo-Asia Fund

STATEMENT OF OPERATIONS

For the Year Ended 10/31/00







INVESTMENT INCOME:

  Dividends (net of foreign taxes withheld of $52,831)       $    626,504

  Interest (net of foreign taxes withheld of $1,497)               47,598

                                                             ------------

  Total investment income
$    674,102


------------

EXPENSES:

  Management fees                                                 577,152

  Transfer agent fees

  Class A                                                         108,708

  Class B                                                          91,571

  Class C                                                          19,561

  Distribution fees

  Class A                                                          68,706

  Class B                                                         203,828

  Class C                                                          46,032

  Administrative fees                                              29,996

  Custodian fees                                                  259,589

  Registration fees                                                59,511

  Professional fees                                                41,783

  Printing                                                         18,632

  Fees and expenses of nonaffiliated trustees                      22,378

  Miscellaneous                                                    21,836

                                                             ------------

  Total expenses
$  1,569,283

  Less management fees waived and expenses reim-

       bursed by Pioneer Investment Management, Inc.
(236,394)

  Less fees paid indirectly
(22,169)


------------

  Net expenses
$  1,310,720


------------

  Net investment loss
$   (636,618)


------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,

FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:

  Net realized gain (loss) from:

     Investments                                             $  5,174,549

  Futures contracts                                                98,584

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies         (126,073)
$  5,147,060

                                                             ------------
------------

  Change in net unrealized gain (loss) from:

     Investments                                             $(12,053,139)

     Forward foreign currency contracts and other assets

       and liabilities denominated in foreign currencies           (2,053)
$(12,055,192)

                                                             ------------
------------

  Net loss on investments and foreign currency

  transactions
$ (6,908,132)


------------

  Net decrease in net assets resulting from operation  s
$ (7,544,750)


============




18    The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 10/31/00 and 10/31/99







                                                        Year Ended
Year Ended

                                                         10/31/00
10/31/99


FROM OPERATIONS:

Net investment loss                                  $   (636,618)      $
(126,994)

Net realized gain (loss) on investments, futures

  contracts and foreign currency transactions           5,147,060
3,982,920

Change in net unrealized gain (loss) on

  investments and foreign currency

  transactions                                        (12,055,192)
5,460,262

                                                     -------------
-----------

     Net increase (decrease) in net assets

      resulting from operations                      $ (7,544,750)      $
9,316,188

                                                     -------------
-----------

FROM FUND SHARE TRANSACTIONS:

Net proceeds from sale of shares                     $100,290,455
$95,334,963

Cost of shares repurchased                            (99,017,798)
(77,476,468)

                                                     -------------
-----------

  Net increase in net assets resulting from

   Fund share transactions                           $  1,272,657
$17,858,495

                                                     -------------
-----------

  Net increase (decrease) in net assets              $ (6,272,093)
$27,174,683

NET ASSETS:

Beginning of year                                      37,975,660
10,800,977

                                                     -------------
-----------

End of year (including accumulated net investment

  loss of $0 and $4,760, respectively)               $ 31,703,567
$37,975,660

                                                     =============
===========








CLASS A                          '00 Shares        '00 Amount         '99
Shares        '99 Amount


Shares sold                       5,217,207     $68,649,688
5,781,204     $59,415,867

Less shares repurchased          (5,034,213)    (66,077,346)
(4,860,199)    (50,171,135)

                                 ----------     -----------
----------     -----------

  Net increase                      182,994     $ 2,572,342
921,005     $ 9,244,732

                                 ==========     ===========
==========     ===========

CLASS B

Shares sold                       1,435,155     $19,004,056
1,920,982     $19,147,136

Less shares repurchased          (1,793,816)    (22,162,447)
(1,235,422)    (11,843,517)

                                 ----------     -----------
----------     -----------

  Net increase (decrease)          (358,661)    $(3,158,391)
685,560     $ 7,303,619

                                 ==========     ===========
==========     ===========

CLASS C

Shares sold                         989,712     $12,636,711
1,908,859     $16,771,960

Less shares repurchased            (865,233)    (10,778,005)
(1,758,788)    (15,461,816)

                                 ----------     -----------
----------     -----------

  Net increase                      124,479     $ 1,858,706
150,071     $ 1,310,144

                                 ==========     ===========
==========     ===========









The accompanying notes are an integral part of these financial statements.
19



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                                                  Year
Ended   Year Ended   Year Ended   Year Ended   Year Ended


10/31/00     10/31/99     10/31/98     10/31/97     10/31/96

                                       20


CLASS A

Net asset value, beginning of year                                $  11.05
$  6.28      $   7.14     $  6.93      $   8.47

                                                                  --------
-------      --------     -------      --------

Increase (decrease) from investment operations:

 Net investment income (loss)                                     $
(0.12)     $ (0.05)     $  (0.02)    $ (0.01)     $   0.03

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
1.55)        4.82        ( 0.84)       0.22        ( 1.57)

                                                                  --------
-------      --------     -------      --------

Net increase (decrease) in net asset value                        $
(1.67)     $  4.77      $  (0.86)    $  0.21      $  (1.54)

                                                                  --------
-------      --------     -------      --------

Net asset value, end of year                                      $   9.38
$ 11.05      $   6.28     $  7.14      $   6.93

                                                                  ========
=======      ========     =======      ========

Total return*
(15.11)%      75.96%       (12.04)%      3.03%       (18.18)%

Ratio of net expenses to average net assets+
2.16%        2.14%         2.31%       2.29%         2.28%

Ratio of net investment income (loss) to average net assets+        (
0.88)%     ( 0.39)%      ( 0.52)%     (0.09)%        0.32%

Portfolio turnover rate
103%         108%          101%         71%           64%

Net assets, end of year (in thousands)                            $ 18,164
$19,384      $  5,230     $ 9,846      $ 12,388

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
2.61%        3.81%         5.30%       4.39%         4.29%

  Net investment loss                                               (
1.33)%     ( 2.06)%      ( 3.51)%     (2.19)%      ( 1.69)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.10%        2.09%         2.24%       2.25%         2.25%

  Net investment income (loss)                                      (
0.82)%     ( 0.34)%      ( 0.45)%     (0.05)%        0.35%




* Assumes initial investment at net asset value at the beginning of each year,

 reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                                                  Year
Ended   Year Ended   Year Ended   Year Ended   Year Ended


10/31/00     10/31/99     10/31/98     10/31/97     10/31/96

                                       21


CLASS B

Net asset value, beginning of year                                $  10.62
$  6.08      $   6.96     $  6.80      $   8.39

                                                                  --------
-------      --------     -------      --------

Increase (decrease) from investment operations:

 Net investment loss                                              $
(0.31)     $ (0.03)     $  (0.09)    $ (0.04)     $  (0.03)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
1.37)        4.57        ( 0.79)       0.20        ( 1.56)

                                                                  --------
-------      --------     -------      --------

Net increase (decrease) in net asset value                        $
(1.68)     $  4.54      $  (0.88)    $  0.16      $  (1.59)

                                                                  --------
-------      --------     -------      --------

Net asset value, end of year                                      $   8.94
$ 10.62      $   6.08     $  6.96      $   6.80

                                                                  ========
=======      ========     =======      ========

Total return*
(15.82)%      74.67%       (12.64)%      2.35%       (18.95)%

Ratio of net expenses to average net assets+
2.97%        2.80%         2.81%       2.90%         3.15%

Ratio of net investment loss to average net assets+                 (
1.68)%     ( 0.91)%      ( 1.03)%     (0.62)%      ( 0.45)%

Portfolio turnover rate
103%         108%          101%         71%           64%

Net assets, end of year (in thousands)                            $ 10,322
$16,078      $  5,036     $ 9,392      $  8,275

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
3.41%        4.60%         5.94%       4.99%         5.23%

  Net investment loss                                               (
2.12)%     ( 2.71)%      ( 4.16)%     (2.71)%      ( 2.53)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.95%        2.77%         2.76%       2.86%         3.13%

  Net investment loss                                               (
1.66)%     ( 0.88)%      ( 0.98)%     (0.58)%      ( 0.43)%




* Assumes initial investment at net asset value at the beginning of each year,

 reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.



                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                       22

                                                                  Year
Ended   Year Ended


10/31/00     10/31/99


CLASS C

Net asset value, beginning of period                              $
10.50     $  6.00


---------     -------

Increase (decrease) from investment operations:

 Net investment loss                                              $
(0.19)    $ (0.03)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions                (
1.47)       4.53


---------     -------

Net increase (decrease) in net asset value                        $
(1.66)    $  4.50


---------     -------

Net asset value, end of period                                    $
8.84     $ 10.50


=========     =======

Total return*
(15.81)%     75.00%

Ratio of net expenses to average net assets+
2.92%       2.70%

Ratio of net investment loss to average net assets+                  (
1.61)%    ( 0.89)%

Portfolio turnover rate
103%        108%

Net assets, end of period (in thousands)                          $
3,217     $ 2,514

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
3.39%       4.40%

  Net investment loss                                                (
2.08)%    ( 2.59)%

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.89%       2.64%

  Net investment loss                                                (
1.58)%    ( 0.83)%








                         FINANCIAL HIGHLIGHTS 10/31/00

                             Pioneer Indo-Asia Fund

                                       22

                                                                 Year
Ended   Year Ended      1/31/96 to

                                                                  10/31/98
10/31/97        10/31/96


CLASS C

Net asset value, beginning of period                             $    6.93
$  6.77       $   7.85

                                                                 ---------
-------       --------

Increase (decrease) from investment operations:

 Net investment loss                                             $
(0.07)    $ (0.04)      $    (0.02)

 Net realized and unrealized gain (loss) on investments,

  futures contracts and foreign currency transactions               (
0.86)       0.20           ( 1.06)

                                                                 ---------
-------       ----------

Net increase (decrease) in net asset value                       $
(0.93)    $  0.16       $    (1.08)

                                                                 ---------
-------       ----------

Net asset value, end of period                                   $    6.00
$  6.93       $   6.77

                                                                 =========
=======       ==========

Total return*
(13.42)%      2.36%          (13.76)  %

Ratio of net expenses to average net assets+
2.85%     2.84%            3.12%* *

Ratio of net investment loss to average net assets+                 (
1.06)%     (0.56)%         ( 0.42)%**

Portfolio turnover rate
101%         71%              64%

Net assets, end of period (in thousands)                         $     536
$   803       $      557

Ratios assuming no waiver of management fees and assumption

 of expenses by PIM and no reduction for fees paid indirectly:

  Net expenses
6.12%       4.89%            4.63%* *

  Net investment loss                                               (
4.33)%     (2.61)%         ( 1.93)%**

Ratios assuming waiver of management fees and assumption

 of expenses by PIM and reduction for fees paid indirectly:

  Net expenses
2.76%       2.78%            3.06%* *

  Net investment loss                                               (
0.97)%     (0.50)%         ( 0.36)%**




*  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

 Total return would be reduced if sales charges were taken into account.

** Annualized.

+  Ratios assuming no reduction for fees paid indirectly.



   The accompanying notes are an integral part of these financial statements.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00



1. Organization and Significant Accounting Policies





Pioneer Indo-Asia Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.



The Fund offers three classes of shares - Class A, Class B and Class C shares.

Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting,

redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class

A, Class B and Class C shareowners, respectively.



The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods.

Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:





A. Security Valuation



    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open,

    as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices.

    Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of,

    the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York

    Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Temporary cash investments are valued at amortized cost.



    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.



    The Fund's investments in countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market.

    Risks associated with these developing markets, attributable to political,

    social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.



    In addition, delays are common in registering transfers of securities in

    India, and the Fund may be unable to sell portfolio securities until the registration process is completed.





B. Foreign Currency Translation



    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.



    Net realized gains and losses on foreign currency transactions represent,

    among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received.

    Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.





C. Futures Contracts



    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to

Pioneer Indo-Asia Fund





    seek to increase total return. Upon entering into a futures contract, the

    Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities.

    These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At October 31, 2000, the Fund had no open futures contracts.





D. Forward Foreign Currency Contracts



    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.



    As of October 31, 2000 the Fund had no outstanding portfolio hedges. The

    Fund's gross forward foreign currency settlement contracts receivable and payable were $8,623 and $8,622, respectively, resulting in a net receivable of $1.





E. Income Taxes



    It is the Fund's policy to comply with the requirements of the Internal

    Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



    gains, if any, to its shareowners. Therefore, no federal income tax provision is required.



    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended October 31, 2000, the Fund paid no such taxes.



    In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries.

    The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2000, the Fund had no reserve related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of

    October 31, 2000, the Fund had a reserve of $61,018 related to taxes on the repatriation of foreign currencies.



    At October 31, 2000, the Fund reclassified $641,378 and $123,380 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions,

    respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.





F. Fund Shares



    The Fund records sales and repurchases of its shares as of trade date.

    Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the

    Fund and a wholly owned subsidiary of UniCredito Italiano S.p.A.

    (UniCredito Italiano), earned $10,352 in underwriting commissions on the sale of fund shares during the year ended October 31, 2000.





G. Class Allocations



    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund,

    respectively. Shareowners of each class share all

Pioneer Indo-Asia Fund





    expenses and fees paid to the transfer agent, Pioneering Services

    Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.



    Distributions to shareowners are recorded as of the ex-dividend date.

    Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount,

    except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.





H. Repurchase Agreements



    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase.

    The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The

    Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.





2. Management Agreement



PIM manages the Fund's portfolio and is a wholly owned subsidiary of UniCredito

Italiano. Management fees are calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.



PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.10% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class

C shares will be reduced only to the extent that such expenses are reduced for

Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

Pioneer Indo-Asia Fund

NOTES TO FINANCIAL STATEMENTS 10/31/00                             (continued)



In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2000, $27,572 was payable to PIM related to management fees, administrative fees and certain other services.



PIM has appointed Khothari Pioneer AMC Ltd. (the Indian Adviser) as the Fund's

adviser in India. In managing the Fund's Indian investments, PIM relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PIM and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PIM and the Fund, PIM pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million;

and 0.60% of the excess over $60 million.





3. Transfer Agent



PSC, a wholly owned subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

Included in due to affiliates is $42,080 in transfer agent fees payable to PSC at October 31, 2000.





4. Distribution Plans



The Fund adopted a Plan of Distribution for each class of shares (Class A
Plan,

Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment

Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A

Shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the

Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25%

service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $16,483 in distribution fees payable to PFD at October 31, 2000.

Pioneer Indo-Asia Fund





In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Also, upon the redemption or exchange of Class A shares worth more than $25,000 within 90 days of any purchase of fund shares, the fund will apply a 2.0% fee to the entire amount of the sale proceeds. The fee is payable to the

Fund and is not a CDSC or commission. The fee is calculated after any applicable sales charge is deducted and is in addition to any sales charge paid. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2000, CDSCs in the amount of

$169,956 were paid to PFD.





5. Expense Offsets



The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2000,

the Fund's expenses were reduced by $22,169 under such arrangements.





6. Line of Credit Facility



The Fund, along with certain other funds in the Pioneer Family of Funds (the

Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.



The average daily amount of borrowings outstanding during the year ended

October 31, 2000 was $159,701. The average daily shares outstanding during the period were 2,443,042 resulting in an average borrowing per share of $0.65. The related weighted average annualized interest rate for the period was 6.5%, and the total interest expense on such borrowings was $15,621.

Pioneer Indo-Asia Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareowners and the Board of Trustees

of Pioneer Indo-Asia Fund:





We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Indo-Asia Fund as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

Pioneer Indo-Asia Fund as of October 31, 2000, the results of its operations,

the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the

United States.









ARTHUR ANDERSEN LLP





Boston, Massachusetts

December 5, 2000

Pioneer Indo-Asia Fund

RESULTS OF SHAREOWNER MEETING



On September 11, 2000, Pioneer Indo-Asia Fund held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer

Investment Management, Inc., the Fund's investment adviser. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. The new management contract took effect when UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. on October 24, 2000. Here are the

detailed results of the votes.



Note, proposal 1(b) applies to Indo-Asia Fund. Please call with any questions.



Proposal 1(a) - To approve a new management contract.







    Affirmative           Against           Abstain


 3,126,322.835        54,690.197        52,876.539




Proposal 1(b) - To approve a new subadvisory contract.







    Affirmative           Against           Abstain


 3,134,048.628        50,176.419        49,664.524




Proposal 2 - To elect Trustees.







      Nominee             Affirmative          Withheld


 M.K. Bush            3,101,629.948        132,259.623

 J.F. Cogan, Jr.      3,097,139.732        136,749.839

 Dr. R. H. Egdahl     3,101,744.902        132,144.669

 M.B.W. Graham        3,101,744.902        132,144.669

 M.A. Piret           3,105,527.061        128,362.510

 D.D. Tripple         3,096,950.732        136,938.839

 S.K. West            3,104,694.750        129,194.821

 J. Winthrop          3,107,425.339        126,464.232


Pioneer Indo-Asia Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS



                                Officers Trustees

John F. Cogan, Jr.,             John F. Cogan, Jr., President

  Chairman                      David D. Tripple, Executive Vice President

Mary K. Bush                    Vincent Nave, Treasurer

Richard H. Egdahl, M.D.         Joseph P. Barri, Secretary

Margaret B.W. Graham

Marguerite A. Piret

David D. Tripple

Stephen K. West

John Winthrop





Investment Adviser

Pioneer Investment Management, Inc.





Custodian

Brown Brothers Harriman & Co.





Independent Public Accountants

Arthur Andersen LLP





Principal Underwriter

Pioneer Funds Distributor, Inc.





Legal Counsel

Hale and Dorr LLP





Shareowner Services and Transfer Agent

Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS



For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



      Growth Funds

      United States

      Pioneer Growth Shares

      Pioneer Micro-Cap Fund

      Pioneer Mid-Cap Fund

      Pioneer Mid-Cap Value Fund

      Pioneer Science & Technology Fund

      Pioneer Small Company Fund

      Pioneer Tax-Managed Fund





      International/Global

      Pioneer Emerging Markets Fund

      Pioneer Europe Fund

      Pioneer Indo-Asia Fund

      Pioneer International Growth Fund

      Pioneer World Equity Fund





      Growth and Income Funds

      Pioneer Fund

      Pioneer II

      Pioneer Balanced Fund

      Pioneer Equity-Income Fund

      Pioneer Real Estate Shares



      Income Funds

      Taxable

      Pioneer America Income Trust

      Pioneer Bond Fund

      Pioneer High Yield Fund

      Pioneer Limited Maturity Bond Fund

      Pioneer Strategic Income Fund





      Tax-Free

      Pioneer Tax-Free Income Fund





      Money Market Fund

      Pioneer Cash Reserves Fund*



















*An investment in the Fund is not insured or guaranteed by the Federal Deposit

  Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS



Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.





FactFoneSM

Our automated account information service, available to you 24 hours a day,

seven days a week. FactFoneSM gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information,

have your 13-digit account number and four-digit personal identification number at hand.





90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your

Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.





Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.





Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing

Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)





Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another

Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)





Direct Deposit

Lets you move money into your bank account using electronic funds transfer

(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer

Direct Deposit Form, giving your instructions.





Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals.

You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER



Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.





Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 701|M/2 with

earned income to contribute up to $2,000 annually. Spouses may contribute up to

$2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.





Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.





401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.





SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.





Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.





Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.





Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary.

Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.





Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year,

determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.











Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER



 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.





     Call us for:





     Account Information, including existing accounts,

     new accounts, propectuses, applications

     and service forms                                          1-800-225-6292





     FactFoneSM for automated fund yields, prices,

     account information and transactions                       1-800-225-4321





     Retirement plans information                               1-800-622-0176





     Telecommunications Device for the Deaf (TDD)               1-800-225-1997





     Write to us:





     Pioneering Services Corporation

     60 State Street

     Boston, Massachusetts 02109





     Our toll-free fax                                          1-800-225-4240





     Our internet e-mail address                          ask.pioneer@piog.com

     (for general questions about Pioneer only)







     Visit our web site:                                  www.pioneerfunds.com







     This report must be preceded or accompanied by a current

     Fund prospectus.



Pioneer Investment Management, Inc.

60 State Street

Boston, Massachusetts 02109

www.pioneerfunds.com



    9442-00-1200

(Copyright) Pioneer Funds Distributor, Inc.





[GRAPHIC OMITTED]







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